PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2014
Property and Equipment, Net
Schedule of property and equipment, net

	As of December 31,
	2013	2014
	RMB	RMB	US$
Electronic equipment	41,066	71,185	11,473
Office equipment and fixtures	3,467	5,980	964
Motor vehicles	568	761	123
Leasehold improvements	7,344	10,657	1,718
Less: Accumulated depreciation	(21,119)	(42,678)	(6,879)

Property and equipment, net	31,326	45,905	7,399